EXHIBIT 10.22

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated September 29, 2010 by and between Brainy Acquisitions, Inc., a Georgia corporation, having a principal place of business at 460 Brogdon Rd., Suite 400, Suwanee, GA 30024 (the “Debtor”) and FLM Holdings LLC, a Nevada limited liability company, having a principal place of business at 8 Hop Brook Lane, Holmdel, New Jersey 07733, or its registered assigns (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, on September 22, 2010, a security agreement was originally entered into by and between the Debtor and the Secured Party (the “Original Agreement”);

WHEREAS, the Debtor and the Secured Party desire to amend and restate the Original Agreement, in its entirety, on the terms and conditions contained in this Agreement;

WHEREAS, on September 22, 2010, the Secured Party has purchased a certain Debenture by the Company in the original principal amount of $110,000 (such note, together with any promissory notes or other securities issued in exchange or substitution therefor or in addition or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to individually and collectively as the “FirstDebenture”);

WHEREAS, on the date hereof, the Secured Party has purchased a certain Second Debenture dated as of the date hereof by the Company in the original principal amount of $190,000 (such note, together with any promissory notes or other securities issued in exchange or substitution therefor or in addition or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to individually and collectively as the “SecondDebenture”) (the First Debenture and the Second Debenture together with any promissory notes or other securities issued in exchange or substitution therefor or in addition or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to individually as a “Debenture” and collectively as the “Debentures”);

WHEREAS, the Debentures are being acquired by the Secured Party and the Secured Party has made certain financial accommodations to the Company pursuant to a Securities Purchase Agreement and a Second Securities Purchase Agreement of on or about even date herewith between the Company (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreements”); and

WHEREAS, Debtor will derive substantial benefit and advantage from the financial accommodations to Company set forth in the Purchase Agreements.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.  Capitalized terms used herein without definition and defined in the Purchase Agreements are used herein as defined therein.  In addition, as used herein:

“Accounts” means any “account,” as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, “supporting obligations” as defined in the Uniform Commercial Code.

“As-extracted Collateral” means any “as-extracted collateral,” as such term is defined in the Uniform Commercial Code.

“Capital Lease Obligation” means, as to any Person, any obligation that is required to be classified and accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP, and the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP.

“Chattel Paper” means any “chattel paper,” as such term is defined in the Uniform Commercial Code.

“Collateral” shall have the meaning ascribed thereto in Section 3 hereof.

“Commercial Tort Claims” means “commercial tort claims” as such term is defined in the Uniform Commercial Code.

“Contracts” means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyrights” means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto (if any), and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the Uniform Commercial Code, now or hereafter held in the name of a Debtor.

“Documents” means any “documents,” as such term is defined in the Uniform Commercial Code, and shall include, without limitation, all documents of title (as defined in the Uniform Commercial Code), bills of lading or other receipts evidencing or representing Inventory or Equipment.

“Equipment” means any “equipment,” as such term is defined in the Uniform Commercial Code and, in any event, shall include, Motor Vehicles.

“Event of Default” shall have the meaning set forth in any Debenture.

“General Intangibles” means any “general intangibles,” as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

“Goods” means any “goods”, as such term is defined in the Uniform Commercial Code, including, without limitation, fixtures and embedded Software to the extent included in “goods” as defined in the Uniform Commercial Code.

“Instruments” means any “instrument,” as such term is defined in the Uniform Commercial Code, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the Uniform Commercial Code), and Chattel Paper.

“Inventory” means any “inventory,” as such term is defined in the Uniform Commercial Code.

“Investment Property” means any “investment property”, as such term is defined in the Uniform Commercial Code.

“Liabilities” shall mean all obligations, liabilities and indebtedness of every nature of the Debtor from time to time owed or owing under or in respect of this Agreement, any Purchase Agreement, any Debenture and any of the other Transaction Documents, as the case may be, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding.

“Lien” means any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind and any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind (including any of the foregoing created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor with respect to a Capital Lease Obligation or any financing lease having substantially the same economic effect as any of the foregoing).

“Motor Vehicles” shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Patents” means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule IV attached hereto (if any), and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Permitted Lien” means (a) Liens created by the Transaction Documents; (b) Liens for taxes or other governmental charges not at the time due and payable so long as the Company and its Subsidiaries maintain adequate reserves in accordance with GAAP in respect of such taxes and charges; (c) Liens arising in the ordinary course of business in favor of carriers, warehousemen, mechanics and materialmen, or other similar Liens imposed by law, which remain payable without penalty or which are being contested in good faith by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto, and in each case for which adequate reserves in accordance with GAAP are being maintained; (d) Liens arising in the ordinary course of business in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA); (e) attachments, appeal bonds (and cash collateral securing such bonds), judgments and other similar Liens, for sums not exceeding $50,000 in the aggregate for the Company and its Subsidiaries, arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed; (f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens arising in the ordinary course of business and not materially detracting from the value of the property subject thereto and not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries; and (g) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the U.S. Federal Reserve System and that no such deposit account is intended by the Company or any of its Subsidiaries to provide collateral to the depository institution.

“Proceeds” means “proceeds,” as such term is defined in the Uniform Commercial Code and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

“Software” means all “software” as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by a Debtor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

“Trademarks” means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in Schedule V attached hereto (if any) and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time; provided, that to the extent that the Uniform Commercial Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern.

Section 2.  Representations, Warranties and Covenants of Debtors.  The Debtor represents and warrants to, and covenants with, the Secured Party as follows:

(a)           Debtor has rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to Debtor acquiring the same) and no Lien other than Permitted Liens exists or will exist upon such Collateral at any time.

(b)           This Agreement is effective to create in favor of the Secured Parties a valid perfected first priority security interest in and Lien upon all of Debtor’s right, title and interest in and to the Collateral, and upon (i) the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule I attached hereto, (ii) the security interest created hereby being noted on each certificate of title evidencing the ownership of any Motor Vehicle, such security interest will be a duly perfected first priority security interest in all of the Collateral (other than Instruments not constituting Chattel Paper), and upon delivery of the Instruments to the Secured Parties or their Representatives, duly endorsed by Debtor or accompanied by appropriate instruments of transfer duly executed by Debtor, the security interest in the Instruments will be duly perfected.

(c)           All of the Equipment, Inventory and Goods owned by Debtor are located at the places as specified on Schedule I attached hereto (except to the extent any such Equipment, Inventory or Goods is in transit or located at Debtor’s job site in the ordinary course of business).  Except as disclosed on Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee.  Schedule I discloses Debtor’s name as of the date hereof as it appears in official filings in the state or province, as applicable, of its incorporation, formation or organization, the type of entity of Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Debtor’s state of incorporation, formation or organization (or a statement that no such number has been issued), Debtor’s state or province, as applicable, of incorporation, formation or organization and the chief place of business, chief executive officer and the office where Debtor keeps its books and records.  Such Debtor has only one state or province, as applicable, of incorporation, formation or organization. Such Debtor does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule II attached hereto.

(d)           No Copyrights, Patents or Trademarks listed on Schedules III, IV and V, respectively, if any, have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting.  Each of such Copyrights, Patents and Trademarks (if any) is valid and enforceable.  Such Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, identified on Schedules III, IV and V, as applicable, as being owned by Debtor, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by Debtor not to sue third persons.  Such Debtor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights.  Such Debtor has no notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks owned by it.

(e)           Debtor agrees to deliver to the Secured Party an updated Schedule I, II, III, IV and/or V within five (5) Business Days of any change thereto.

(f)           All depositary and other accounts including, without limitation, Deposit Accounts, securities accounts, brokerage accounts and other similar accounts, maintained by Debtor are described on Schedule VI hereto, which description includes for each such account the name of the Debtor maintaining such account, the name, address and telephone and telecopy numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account.  Debtor shall open any new Deposit Accounts, securities accounts, brokerage accounts or other accounts unless Debtor shall have given Secured Party ten (10) Business Days’ prior written notice of its intention to open any such new accounts.  Debtor shall deliver to Secured Party a revised version of Schedule VI showing any changes thereto within five (5) Business Days of any such change.  Debtor hereby authorizes the financial institutions at which Debtor maintains an account to provide Secured Party with such information with respect to such account as Secured Party from time to time reasonably may request, and Debtor hereby consents to such information being provided to Secured Party.  In addition, all of Debtor’s depositary, security, brokerage and other accounts including, without limitation, Deposit Accounts shall be subject to the provisions of Section 4.5 hereof.

(g)           Such Debtor does not own any Commercial Tort Claim except for those disclosed on Schedule VII hereto (if any).

(h)           Such Debtor does not have any interest in real property or mining rights with respect to real property except as disclosed on Schedule VIII  (if any).  Debtor shall deliver to Secured Party a revised version of Schedule VIII showing any changes thereto within ten (10) Business Days of any such change.  Except as otherwise agreed to by Secured Party, all such interests in real property or mining rights with respect to such real property are subject to a mortgage, deed of trust and assignment of production proceeds (in form and substance satisfactory to Secured Party) in favor of Secured Party (hereinafter, a “Mortgage”).

(i)           Debtor shall duly and properly record each interest in real property held by Debtor except with respect to easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that Debtor, using prudent customs and practices in the industry in which it operates, does not believe are of material value or material to the operation of Debtor's business or, with respect to state and federal rights of way, are not capable of being recorded as a matter of state and federal law.

(j)           All Equipment (including, without limitation, Motor Vehicles) owned by Debtor and subject to a certificate of title or ownership statute is described on Schedule IX hereto, which description includes for each such account the name of the Debtor that owns such Equipment, the location of such Equipment (or, if mobile, the primary location at which such Equipment is based) and the applicable certificate of title number and applicable vehicle identification or similar identification number of such Equipment.  The Debtors shall deliver to Secured Party a revised version of Schedule IX showing any changes thereto within five (5) Business Days of the first day of each calendar quarter (or, in the event that the Debtors shall acquire additional Equipment subject to a certificate of title or ownership statute having an aggregate fair market value in excess of $20,000 during any such calendar quarter, within five (5) Business Days of the date the Debtors shall have acquired the Equipment exceeding such $20,000 aggregate threshold).

Section 3.  Collateral.  As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities, the Debtor hereby pledges and grants to the Secured Party, for the benefit of itself, a Lien on and security interest in and to all of such Debtor’s right, title and interest in the personal property and assets of such Debtor, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as “Collateral”), including, without limitation:

(a)           all Instruments, together with all payments thereon or thereunder:

(b)           all Accounts;

(c)           all Inventory;

(d)           all General Intangibles (including payment intangibles (as defined in the Uniform Commercial Code) and Software);

(e)           all Equipment (including Motor Vehicles);

(f)           all Documents;

(g)           all Contracts;

(h)           all Goods;

(i)           all Investment Property;

(j)           all Deposit Accounts, including, without limitation, the balance from time to time in all bank accounts maintained by such Debtor;

(k)           all Commercial Tort Claims specified on Schedule VII;

(l)           all As-extracted Collateral;

(m)           all Trademarks, Patents and Copyrights; and

(n)           all other tangible and intangible property of such Debtor, including, without limitation, all interests in real property, Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing, and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of such Debtor, any computer bureau or service company from time to time acting for such Debtor.

Section 4.  Covenants; Remedies.  In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Debtor hereby agrees with the Secured Party as follows:

4.1.  Delivery and Other Perfection; Maintenance, etc.

(a)           Delivery of Instruments, Documents, Etc.  Debtor shall deliver and pledge to the Secured Party or its Representatives any and all Instruments, negotiable Documents, Chattel Paper and certificated securities (accompanied by stock powers executed in blank) duly endorsed and/or accompanied by such instruments of assignment and transfer executed by Debtor in such form and substance as such Secured Party or its Representatives may request; provided, that so long as no Event of Default shall have occurred and be continuing, Debtor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by Debtor in the ordinary course of business, and such Secured Party or its Representatives shall, promptly upon request of Debtor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by Debtor available to Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representatives, against trust receipt or like document). If Debtor retains possession of any Chattel Paper, negotiable Documents or Instruments pursuant to the terms hereof, such Chattel Paper, negotiable Documents and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of FLM Group, LLC, as secured party.”

(b)           Other Documents and Actions.  Debtor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement, Mortgage or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party or its Representatives) to create, preserve, perfect or validate the security interest granted pursuant hereto (or any security interest or mortgage contemplated or required hereunder, including with respect to Section 2(h) of this Agreement) or to enable the Secured Party or its Representatives to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below.  Notwithstanding the foregoing Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as As-extracted Collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Debtor agrees to furnish any such information to the Secured Party promptly upon request.  Debtor also ratifies its authorization for the Secured Party to have filed in any jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(c)           Books and Records.  Debtor shall maintain at its own cost and expense complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.  Upon the occurrence and during the continuation of any Event of Default, Debtor shall deliver and turn over any such books and records (or true and correct copies thereof) to the Secured Party or its Representatives at any time on demand.  Debtor shall permit any Representative of the Secured Party to inspect such books and records at any time during reasonable business hours and will provide photocopies thereof at Debtor’s expense to the Secured Party upon request of a Secured Party.

(d)           Motor Vehicles.  Debtor shall, promptly upon acquiring same, cause the Secured Parties to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles (or otherwise comply with the certificate of title or ownership laws of the relevant jurisdiction issuing such certificate of title or ownership in order to properly evidence and perfect Secured Party’s security interest in the assets represented by such certificate of title or ownership).  Debtor shall, within five (5) Business Days of its receipt of an original certificate of title or ownership from any applicable certificate or title or ownership authority, deliver such original certificate of title or ownership (which certificate of title or ownership shall list the Secured Party as lienholder in accordance with the preceding sentence) to Secured Party.  Notwithstanding the foregoing, with respect to each item of Equipment identified on Schedule IX hereof as of the closing date, the Company shall, within fifteen (15) Business days of the date hereof (or sixty (60) days of the date hereof with respect to Equipment marked with an asterisk on Schedule IX), deliver to Secured Party, an original certificate of title or ownership from the applicable certificate of title or ownership authority identifying the Company as the owner of such Equipment and listing Secured Party as lienholder.

(e)           Notice to Account Debtors; Verification.  (i) Upon the occurrence and during the continuance of any Event of Default (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted), upon request of a Secured Party or its Representatives, Debtor shall promptly notify (and Debtor hereby authorizes the Secured Party and its Representative so to notify) each account debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party and its Representatives shall have the right at any time or times to make direct verification with the account debtors or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral.

(f)           Intellectual Property.  Debtor represents and warrants that the Copyrights, Patents and Trademarks listed on Schedules III, IV and V, respectively (if any), constitute all of the registered Copyrights and all of the Patents and Trademarks now owned by Debtor.  If Debtor shall (i) obtain rights to any new patentable inventions, any registered Copyrights or any Patents or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and Debtor shall give to Secured Party prompt written notice thereof.  Debtor hereby authorizes Secured Party to modify this Agreement by amending Schedules III, IV and V, as applicable, to include any such registered Copyrights or any such Patents and Trademarks.  Debtor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks, as appropriate, (iii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of Debtor and (iv) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of Debtor.  Any expenses incurred in connection with Debtor’s obligations under this Section 4.1(f) shall be borne by Debtor.  Except for any such items that Debtor reasonably believes (using prudent industry customs and practices) are no longer necessary for the on-going operations of its business, no Debtor shall abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, trademark or service mark application or any other Copyright, Patent or Trademark without the written consent of Secured Party, which consent shall not be unreasonably withheld.

(g)           Further Identification of Collateral.  Debtor will, when and as often as requested by the Secured Party or its Representative, furnish to the Secured Party or its Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

(h)           Investment Property.  Debtor will take any and all actions required or requested by the Secured Party, from time to time, to (i) cause the Secured Party to obtain exclusive control of any Investment Property owned by Debtor in a manner acceptable to the Secured Party and (ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of the Secured Party, written confirmation of the Secured Party’s control over such Investment Property.  For purposes of this Section 4.1(h), the Secured Party shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and Debtor delivers such certificated securities to the Secured Party (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) Debtor delivers such uncertificated securities to the Secured Party or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Secured Party, that it will comply with instructions originated by the Secured Party without further consent by Debtor, and (iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Secured Party, that it will comply with entitlement orders originated by the Secured Party without further consent by any Debtor.

(i)           Risk Of Loss And Insurance. Debtor shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Debtor from payment or other performance hereof. Debtor agrees to obtain and keep in force casualty and hazard insurance on collateral naming Secured Party as loss payee. Such insurance is to be in form, amounts and coverage and issued by such companies as are satisfactory to Secured Party. All such policies shall provide to Secured Party a minimum of thirty (30) days written notice of cancellation. Debtor shall furnish to Secured Party such policies, or other evidence of such policies satisfactory to Secured Party. If Debtor fails to obtain or maintain in force such insurance or fails to furnish such evidence, Secured Party is authorized, but not obligated, to purchase any or all insurance or “Single Interest Insurance” protecting such interest as Secured Party deems appropriate against such risks and for such coverage and for such amounts, including either the loan amount or value of the Collateral, all at its discretion, and at Debtor’s expense. In such event, Debtor agrees to reimburse Secured Party for the cost of such insurance and Secured Party may add such cost to the Debtor obligations. Debtor shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral.

(j)           Commercial Tort Claims.  Debtor shall promptly notify Secured Party of any Commercial Tort Claim acquired by it that concerns a claim in excess of $20,000 and unless otherwise consented to by Secured Party, Debtor shall enter into a supplement to this Agreement granting to Secured Parties a Lien on and security interest in such Commercial Tort Claim.

4.2  Other Liens.  Debtors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

4.3  Preservation of Rights.  Whether or not any Event of Default has occurred or is continuing, the Secured Party and its Representative may, but shall not be required to, take any steps the Secured Party or its Representatives deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance for the Collateral at any time when a Debtor has failed to do so, and Debtors shall promptly pay, or reimburse the Secured Parties for, all expenses incurred in connection therewith.

4.4  Formation of Subsidiaries; Name Change; Location; Bailees.

(a)           No Debtor shall form or acquire any Subsidiary unless (i) Debtor pledges all of the stock of such subsidiary (or all of the stock of such subsidiary owned by the Debtor) to the Secured Party pursuant to a pledge agreement in form and substance acceptable to Secured Party) (a “Subsidiary Pledge Agreement”), (ii) such Subsidiary becomes a party to this Agreement and all other applicable Security Documents and (iii) the formation or acquisition of such Subsidiary is not prohibited by the terms of the Transaction Documents.

(b)           No Debtor shall (i) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Secured Party, or (ii) otherwise change its name, identity or corporate structure.  Debtor will notify Secured Party promptly in writing prior to any such change in the proposed use by Debtor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

(c)           Except for the sale of Inventory in the ordinary course of business, other sales of assets expressly permitted by the terms of the Purchase Agreements, and Equipment, Inventory or Goods that are in transit or located at Debtor’s job site in the ordinary course of business, Debtor will keep the Collateral at the locations specified in Schedule I.  Debtor will give Secured Parties thirty (30) day’s prior written notice of any change in Debtor’s chief place of business or of any new location for any of the Collateral (other than the location of any Equipment, Inventory or Goods that are in transit or located at Debtor’s job site in the ordinary course of business).

(d)           If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, Debtor shall, upon the request of Secured Party or its Representatives, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for Secured Party’s account subject to Secured Party’s instructions.

(e)           Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Secured Party and agrees that it will not do so without the prior written consent of Secured Party, subject to Debtor’s rights under Section 9-509(d)(2) to the Uniform Commercial Code.

(f)           No Debtor shall enter into any Contract that restricts or prohibits the grant to Secured Party of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing.

4.5           Bank Accounts and Securities Accounts.

(a)           Reserved.

(b)           Upon the Secured Party’s request following the occurrence and continuance of an Event of Default, Debtor shall establish lock-box or blocked accounts (collectively, “Blocked Accounts”) in Debtor’s name with such banks as are reasonably acceptable to the Secured Parties (“Collecting Banks”), subject to irrevocable instructions in a form reasonably acceptable to the Secured Parties, to which the obligors of all Accounts shall directly remit all payments on Accounts and in which Debtor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check.  In addition, the Secured Parties may establish one or more depository accounts at each Collecting Bank or at a centrally located bank (collectively, the “Depository Account”).  All amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account without any further notice or action required by Secured Parties.  Subject to the foregoing, Debtor hereby agrees that all payments received by the Secured Parties whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by the Secured Party and whether in respect of the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of the Secured Party.  Debtor, and any of its Affiliates, employees, agents and other Persons acting for or in concert with Debtor shall, acting as trustee for the Secured Party, receive, as the sole and exclusive property of the Secured Party, any moneys, checks, notes, drafts or other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of Debtor or any Affiliates, employees, agent or other Persons acting for or in concert with Debtor, and immediately upon receipt thereof, Debtor or Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account.

4.6  Events of Default, Etc.  During the period during which an Event of Default shall have occurred and be continuing:

(a)           Debtor shall, at the request of the Secured Party or its Representatives, assemble the Collateral and make it available to Secured Party or its Representatives at a place or places designated by the Secured Party or its Representatives which are reasonably convenient to Secured Party or its Representatives, as applicable, and Debtor;

(b)           the Secured Party or its Representatives may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c)           the Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to: (i) exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Parties were the sole and absolute owner thereof (and Debtor agrees to take all such action as may be appropriate to give effect to such right) and (ii) to the appointment of a receiver or receivers for all or any part of the Collateral, whether such receivership be incident to a proposed sale or sales of such Collateral or otherwise and without regard to the value of the Collateral or the solvency of any person or persons liable for the payment of the Liabilities secured by such Collateral.  Debtor hereby consents to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Secured Party under this Agreement.  Debtor hereby expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver;

(d)           the Secured Party or its Representatives in their discretion may, in the name of the Secured Party or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(e)  the Secured Party or its Representatives may take immediate possession and occupancy of any premises owned, used or leased by Debtor and exercise all other rights and remedies which may be available to the Secured Party; and

(f)           the Secured Party may, upon ten (10) Business Days’ prior written notice to Debtor of the time and place (which notice Debtor hereby agrees is commercially reasonable notification for purposes hereof), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representatives, sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Debtor, any such demand, notice and right or equity being hereby expressly waived and released.  The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 4.6 shall be applied in accordance with Section 4.9 hereof.

4.7  Deficiency.  If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Liabilities, Debtors shall remain liable for any deficiency.

4.8  Private Sale.  Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof.  Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if Debtor would agree to do so.  The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Liabilities, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor’s expense, provided that Debtors shall be under no obligation to take any action to enable any or all of such Collateral to be registered under the provisions of the Act.  Debtor further agrees that a breach of any of the covenants contained in this Section 4.8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.8 shall be specifically enforceable against Debtors, and Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

4.9  Application of Proceeds.  The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied in the manner set forth in the Debentures (or, if not so set forth, in a manner acceptable to, and at the election of, the Secured Party).

4.10  Attorney-in-Fact.  Debtor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to perfect or protect any security interest granted hereunder or to maintain the perfection or priority of any security interest granted hereunder, and, without limiting the generality of the foregoing, hereby gives the Secured Parties the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following upon the occurrence and during the continuation of any Event of Default:

(a)           to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement;

(b)           to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Parties for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Parties for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(c)           to pay or discharge charges or liens levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

(d)           to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Parties or as the Secured Parties shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

(e)           to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

(f)           to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(g)           to defend any suit, action or proceeding brought against Debtor with respect to any Collateral;

(h)           to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate;

(i)           to the extent that Debtor’s authorization given in Section 4.1(b) of this Agreement is not sufficient to file such financing statements with respect to this Agreement, with or without Debtor’s signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in Debtor’s name such financing statements and amendments thereto and continuation statements which may require Debtor’s signature; and

(j)           generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party’s option and at Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s lien therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do.

Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof.  The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until this Agreement is terminated in accordance with Section 4.12 hereof.

Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.6 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

4.11  Perfection.  Prior to or concurrently with the execution and delivery of this Agreement, Debtor shall:

(a)           file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Secured Party or the Representative may request to perfect the security interests granted by Section 3 of this Agreement;

(b)           at Secured Party’s request, deliver to the Secured Parties or its Representatives the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee; and

(c)           deliver to the Secured Party or its Representatives, the originals of all Motor Vehicle Titles, duly endorsed indicating the Secured Party’s interest therein as a lienholder, together with such other documents as may be required consistent with Section 4.1(d) hereof to perfect the security interest granted by Section 3 in all Motor Vehicles.

4.12  Termination.  This Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Debentures and the full and complete performance and indefeasible satisfaction of all the Liabilities in respect of to the Debentures (including, without limitation, the indefeasible payment in full of all such Liabilities).  The Secured Party shall also execute and deliver to Debtor upon such termination and at Debtor’s expense such Uniform Commercial Code termination statements, certificates for terminating the liens on the Motor Vehicles (if any) and such other documentation as shall be reasonably requested by Debtors to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral.

4.13  Further Assurances.

(a)           At any time and from time to time, upon the written request of the Secured Party or its Representatives, and at the sole expense of Debtors, Debtors will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representatives may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using Debtor’s best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by Debtor or in which Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the liens and security interests granted hereby, transferring Collateral to the Secured Party’s possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle and obtaining waivers of liens from landlords and mortgagees.  Debtor also hereby authorizes the Secured Party and its Representatives to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law.

(b)           Upon the request of the Secured Party, Debtor shall procure insurers’ acknowledgments of any assignments of key man life insurance policies which may be assigned to the Secured Party as additional security for the Liabilities and will take all such further action as required by any insurer or the Secured Parties in connection with any such assignment.

4.14  Limitation on Duty of Secured Parties.  The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party’s interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Secured Party nor its Representatives nor any of their respective officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for willful misconduct.  Without limiting the foregoing, the Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the relevant Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral.

Also without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of Debtors under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 5.  Miscellaneous.

5.1  No Waiver.  No failure on the part of the Secured Parties or any of their Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Parties or any of their Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

5.2  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws and decisions of the State of New York applicable to contracts made and to be performed in that State, without regard to conflict of law principles thereof that would result in the application of the laws of any jurisdiction other than the State of New York.

5.3  Notices.  All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreements; provided, that, to the extent any such communication (i) is being made or sent to such Debtor that is not the Company, such communication shall be effective as to such Debtor if made or sent to the Company in accordance with the foregoing or (ii) is being made or sent to Secured Party, such communication shall be made to Secured Party at the address set forth above.  Debtor and Secured Party may change their respective notice addresses by written notice given to each other party five (5) days prior to the effectiveness of such change.

5.4  Amendments, Etc.  The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Debtor sought to be charged or benefited thereby and the Secured Party.  Any such amendment or waiver shall be binding upon the Secured Party and the Debtor sought to be charged or benefited thereby and their respective successors and assigns.

5.5  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Debtor shall assign or transfer its rights hereunder without the prior written consent of the Secured Party.  Secured Party, in its capacity as collateral agent, may assign its rights hereunder without the consent of Debtor, in which event such assignee shall be deemed to be a Secured Party hereunder with respect to such assigned rights.

5.6  Counterparts; Headings.  This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart.  This Agreement may be authenticated by manual signature or facsimile, .pdf or similar electronic signature, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

5.7  Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.9  SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS.    DEBTOR AND SECURED PARTY HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE OF NEW YORK COURT HAVING JURISDICTION WITHIN THE COUNTY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND DEBTOR AND SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR NOTICES TO IT IN ACCORDANCE WITH SECTION 5.3 OF THIS AGREEMENT AND AGREES THAT SUCH NOTICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

5.10  WAIVER OF RIGHT TO TRIAL BY JURY.  DEBTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.   DEBTOR AND SECURED PARTY EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

5.11           Joint and Several.  The obligations, covenants and agreements of Debtor hereunder shall be the joint and several obligations, covenants and agreements of Debtor, whether or not specifically stated herein.

5.12           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.13           Entire Agreement.  This Agreement supersedes all other prior oral or written agreements between Debtor, Secured Party and their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the Transaction Documents and instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be duly executed and delivered as of the day and year first above written.

DEBTOR:

BRAINY ACQUISITIONS, INC., a Georgia corporation

By: /s/ Tony Erwin
Name: Tony Erwin
Title:   President

SECURED PARTIES:

FLM HOLDINGS LLC, a Nevada limited liability company

By: /s/ Sam DelPresto
Name:  Sam DelPresto
Title:  Managing Member

SCHEDULES TO THE AMENDED AND RESTATED SECURITY AGREEMENT BETWEEN BRAINY ACQUISITIONS, INC. AND FLM HOLDINGS LLC DATED SEPTEMBER 29, 2010

SCHEDULE I
TO
SECURITY AGREEMENT

UCC Financing Statements; Location of Equipment, Inventory, Goods and Books and Records; Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors; Debtors’ Legal Names; State of Incorporation; Organizational Identification Number; Chief Executive Office.

I.           DEBTOR:   BRAINY ACQUISITIONS, INC.

1	Legal Name of Debtor:	BRAINY ACQUISITIONS, INC.

2	State of Incorporation:	Georgia

3	Organizational Identification Number:	27 3395346

4	Chief Executive Office:	460 Brogdon Rd., Suite 400, Suwanee, GA 30024

5	Location of Books and Records:	460 Brogdon Rd., Suite 400, Suwanee, GA 30024

6	Locations of Equipment, Inventory and Goods:	460 Brogdon Rd., Suite 400, Suwanee, GA 30024

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	460 Brogdon Rd., Suite 400, Suwanee, GA 30024

8	Jurisdictions For UCC Filings:	Georgia

SCHEDULE II
TO
SECURITY AGREEMENT

Tradenames and Fictitious Names
(Present and Past Five Years)

None.

SCHEDULE III
TO
SECURITY AGREEMENT

U.S. Copyright Registrations; Foreign Copyright Registrations; U.S. Copyright Applications; Foreign Copyright Applications; Copyright Licenses

U.S. Copyright Registrations

None

Foreign Copyright Registrations

None

U.S. Copyright Applications

None

Foreign Copyright Applications

None

Copyright Licenses

None

SCHEDULE IV
TO
SECURITY AGREEMENT

U.S. Patent Registrations; Foreign Patent Registrations; U.S. Patent Applications; Foreign Patent Applications; Patent Licenses

U.S. Patent Registrations

None

Foreign Patent Registrations

None

U.S. Patent Applications

None

Foreign Patent Applications

None

Patent Licenses

None

SCHEDULE V
TO
SECURITY AGREEMENT

U.S. Trademark Registrations; Foreign Trademark Registrations; U.S. Trademark Applications; Foreign Trademark Applications; Trademark Licenses

U.S. Trademark Registrations

See attached schedule.

Foreign Trademark Registrations

See attached schedule.

U.S. Trademark Applications

See attached schedule.

Foreign Trademark Applications

See attached schedule.

Trademark Licenses

See attached schedule.

SCHEDULE VI
TO
SECURITY AGREEMENT

Depository Accounts and Other Accounts

Name of Account Holder	Bank	Type of Account (with general description)	Account Number

Brainy Acquisitions, Inc.	SunTrust Bank	Checking	1000131561804

SCHEDULE VII
TO
SECURITY AGREEMENT

Commercial Tort Claims

None

SCHEDULE VIII
TO
SECURITY AGREEMENT

Interests in real property and Mining Rights

None

SCHEDULE IX
TO
SECURITY AGREEMENT

Titled Equipment

None

Trademark	Jurisdiction	Status	Class	App. No.	Filing Date	Reg. No.	Reg. Date	Renewal Date
BEBE BRILLANTE	Argentina	Published	09	2.481.214	12/2/2003
BEBE BRILLANTE	Argentina	Published	28	2.481.216	12/2/2003
BEBE BRILLANTE	Argentina	Published	16	2.481.215	12/2/2003
BRAINY BABY	Argentina	Published	09	2481217	12/2/2003
BRAINY BABY	Argentina	Published	16	2481218	12/2/2003
BRAINY BABY	Argentina	Published	28	2481219	12/2/2003
BRAINY KIDS	Argentina	Published	09	2517447	5/28/2004
BRAINY KIDS	Argentina	Published	16	2517448	5/28/2004
BRAINY KIDS	Argentina	Published	28	2517449	5/28/2004
BRILLIANT BABY	Argentina	Published	16	2.481.212	12/2/2003
BRILLIANT BABY	Argentina	Published	28	2.481.213	12/2/2003
BRILLIANT BABY	Argentina	Published	09	2.481.211	12/2/2003
BRAINY BABY	Australia	Published	16, 28	1003566	5/25/2004
BRAINY BABY	Australia	Registered	09	927697	9/19/2002	927697	7/18/2003	9/19/2012
BRAINY KIDS	Australia	Registered	09, 16, 28	952107	4/30/2003	952107	2/11/2004	4/30/2013
BRILLIANT BABY	Australia	Registered	41	979079	11/19/2003	979079	9/6/2004	11/19/2013
HAMMY	Australia	Pending	09, 16, 28, 41	992584	3/9/2004
LEFT BRAIN	Australia	Pending	09, 16, 28	987897	2/9/2004
RIGHT BRAIN	Australia	Pending	09, 16, 28	987898	2/9/2004
RIGHT BRAIN LEFT BRAIN	Australia	Pending	09, 16, 28	987899	2/9/2004
BEBE BRILLANTE	Brazil	Published	09	826213847	1/16/2004
BEBE BRILLANTE	Brazil	Published	16	826213839	1/16/2004
BEBE BRILLANTE	Brazil	Published	28	826213820	1/16/2004
BRAINY BABY	Brazil	Published	09	826213804	1/16/2004
BRAINY BABY	Brazil	Published	16	826213812	1/16/2004
BRAINY BABY	Brazil	Published	28	826213790	1/16/2004
BRAINY KIDS	Brazil	Published	09	826699278	7/16/2004
BRAINY KIDS	Brazil	Published	16	826699286	7/16/2004
BRAINY KIDS	Brazil	Published	28	826699294	7/16/2004
BRILLIANT BABY	Brazil	Published	09	826213871	1/16/2004
BRILLIANT BABY	Brazil	Published	16	826213863	1/16/2004
BRILLIANT BABY	Brazil	Published	28	826213855	1/16/2004
BEBE BRILLANTE	Canada	Pending	09, 16, 28	1200171	12/22/2003
BRAINY BABY	Canada	Published	16, 28, 41	1128522	1/23/2002
BRAINY BABY	Canada	Published	09	1217877	5/25/2004
BRAINY KIDS	Canada	Pending	09, 16, 25, 28, 41	1177956	5/14/2003
BRILLIANT BABY	Canada	Pending	09, 16, 28	1201809	12/18/2003
HAMMY	Canada	Pending	09, 16, 28, 41	1204481	1/28/2004
JINGLE BELL BABY	Canada	Published	09, 28, 41	1126697	1/8/2002
LEFT BRAIN	Canada	Pending	09, 16, 28	1200170	12/22/2003
RIGHT BRAIN	Canada	Pending	09, 16, 28	1200169	12/22/2003
RIGHT BRAIN LEFT BRAIN	Canada	Pending	09, 16, 28	1200168	12/22/2003
SMALL FRY PRODUCTIONS & Design	Canada	Registered	09, 41	1126706	1/8/2002	TMA614678	7/12/2004	7/12/2019
TALKING HANDS	Canada	Published	09, 28, 41	1126707	1/8/2002
BEBE BRILLANTE	Chile	Published	09	628975	11/21/2003
BEBE BRILLANTE	Chile	Published	16	628974	11/21/2003
BEBE BRILLANTE	Chile	Published	28	628973	11/21/2003

BILINGUAL BABY	Chile	Published	09	582576	9/26/2002
BRAINY BABY	Chile	Registered	09	582574	9/26/2002	667072	6/11/2003	6/11/2013
BRILLIANT BABY	Chile	Published	09	628978	11/21/2003
BRILLIANT BABY	Chile	Published	16	628976	11/21/2003
BRILLIANT BABY	Chile	Published	28	628977	11/21/2003
BRAINY BABY	China	Filed	16		7/27/2004
BRAINY BABY	China	Filed	28		7/27/2004
BRAINY BABY	China	Published	09	3347416	10/25/2002
BRAINY KIDS	China	Pending	28	3607636	6/26/2003
BRAINY KIDS	China	Pending	09	3608551	6/26/2003
BRAINY KIDS	China	Pending	16	3608540	6/26/2003
BEBE BRILLANTE	Colombia	Published	09	03.103.897	11/25/2003
BEBE BRILLANTE	Colombia	Published	16	03.103.899	11/25/2003
BEBE BRILLANTE	Colombia	Published	28	03.103.902	11/25/2003
BRAINY BABY	Colombia	Pending	09	03.103.903	11/25/2003
BRAINY BABY	Colombia	Pending	16	03.103.905	11/25/2003
BRAINY BABY	Colombia	Published	28	03.103.906	11/25/2003
BRILLIANT BABY	Colombia	Pending	28	03.103.896	11/25/2003
BRILLIANT BABY	Colombia	Published	09	03.103.894	11/25/2003
BRILLIANT BABY	Colombia	Published	16	03.103.895	11/25/2003
BRAINY BABY	European Community	Pending	09, 16, 25, 28, 41	003833399	5/25/2004
BRAINY BABY & Design	European Community	Registered	09, 16, 28	2905081	10/23/2002	2905081	3/29/2004	10/23/2012
BRAINY KIDS	European Community	Published	09, 16, 28	3167012	4/30/2003
BRILLIANT BABY	European Community	Published	41	003560778	12/24/2003
HAMMY	European Community	Published	09, 16, 28, 41	003611225	1/27/2004
LEFT BRAIN	European Community	Pending	09, 16, 28	003560406	12/23/2003
RIGHT BRAIN	European Community	Pending	09, 16, 28	003560431	12/23/2003
RIGHT BRAIN LEFT BRAIN	European Community	Pending	09, 16, 28	3560448	12/23/2003
LEFT BRAIN	France	Registered	09, 16, 28	033264784	12/24/2003	033264784	5/28/2004	12/24/2013
RIGHT BRAIN	France	Registered	09, 16, 28	033264787	12/24/2003	033264787	5/28/2004	12/24/2013
RIGHT BRAIN LEFT BRAIN	France	Published	09, 16, 28	043303612	7/16/2004
LEFT BRAIN	Germany	Registered	09, 16, 28	303667346/09	12/17/2003	303 66 734	3/15/2004	12/17/2013
RIGHT BRAIN	Germany	Registered	09, 16, 28	303667338/09	12/17/2003	303 66 733	3/15/2004	12/17/2013
RIGHT BRAIN LEFT BRAIN	Germany	Registered	09, 16, 28	303668180/09	12/18/2003	30366818	2/13/2004	12/18/2013
BRAINY BABY	Hong Kong	Pending	09, 16, 28	300219627	5/21/2004
BRAINY BABY	India	Pending	16	1201235	5/26/2003
BRAINY BABY	India	Pending	09	1201234	5/26/2003
BRAINY BABY	India	Pending	28	1201236	5/26/2003
BRAINY KIDS	India	Pending	16	1201232	5/26/2003
BRAINY KIDS	India	Pending	09	1201238	5/26/2003
BRAINY KIDS	India	Pending	28	1201233	5/26/2003
BABY I.Q.	Japan	Pending	09, 16, 28	2003-108956	11/26/2003
BRAINY BABY	Japan	Registered	09, 16, 28	2002-080219	9/4/2002	4742014	1/23/2004	1/23/2014
BRAINY KIDS	Japan	Registered	09, 16, 28	2003-040345	5/1/2003	4725507	11/14/2003	11/14/2013
HAMMY	Japan	Pending	09, 16, 28, 41	2004-013319	2/3/2004
LEFT BRAIN	Japan	Pending	09, 16, 28	2004-054017	5/31/2004
RIGHT BRAIN	Japan	Pending	09, 16, 28	2004-054018	5/31/2004
BRAINY BABY	Jordan	Filed	09		8/24/2004
BRAINY BABY	Jordan	Filed	16		8/24/2004
BRAINY BABY	Jordan	Filed	28		8/24/2004
BRAINY KIDS	Jordan	Filed	09		8/24/2004
BRAINY KIDS	Jordan	Filed	16		8/24/2004
BRAINY KIDS	Jordan	Filed	28		8/24/2004
BRAINY BABY	Korea, Republic of	Pending	25, 28, 41	2003-02907	8/7/2003
BRAINY BABY (Abandoned)	Korea, Republic of	Abandoned	09, 16, 25, 28, 41	2001-2299	6/27/2001
BRAINY KIDS (Abandoned)	Korea, Republic of	Pending	09, 16, 28	2003-24264	5/29/2003
HAMMY	Korea, Republic of	Pending	09, 16, 28, 41	45-2004-00816	3/9/2004
LEFT BRAIN	Korea, Republic of	Pending	09, 16, 28	40-2004-23995	5/28/2004
RIGHT BRAIN	Korea, Republic of	Pending	09, 16, 28	40-2004-23996	5/28/2004
BRAINY BABY	Malaysia	Pending	09	2004/07267	5/28/2004
BRAINY BABY	Malaysia	Pending	16	2004/07268	5/28/2004
BRAINY BABY	Malaysia	Pending	28	2004/07352	5/31/2004
BRAINY BABY	Mexico	Pending	28	658162	5/26/2004
BRAINY BABY	Mexico	Registered	09	658160	5/26/2004	840313	6/25/2004	5/26/2014
BRAINY BABY	Mexico	Registered	16	658161	5/26/2004	840314	6/25/2004	5/26/2014
BRAINY BABY & Design	Mexico	Registered	09	550019	6/5/2002	776964	1/31/2003	6/5/2012
BRAINY KIDS	Mexico	Registered	28	599296	5/2/2003	804529	8/15/2003	5/2/2013
BRAINY KIDS	Mexico	Registered	16	599295	5/2/2003	804528	8/15/2003	5/2/2013
BRAINY KIDS	Mexico	Registered	09	599294	5/2/2003	818898	1/26/2004	5/2/2013
BRILLIANT BABY	Mexico	Pending	41	630843	11/25/2003
HAMMY	Mexico	Pending	09, 16, 28, 41	640077	2/2/2004
HAMMY	Mexico	Pending	16	640079	2/2/2004
HAMMY	Mexico	Registered	28	640080	2/2/2004	825288	3/17/2004	2/2/2014
HAMMY	Mexico	Registered	41	640081	2/2/2004	825289	3/17/2004	2/2/2014
JINGLE BELL BABY	Mexico	Registered	09	603158	5/29/2003	828394	4/6/2004	5/29/2013
LEFT BRAIN	Mexico	Pending	09	636669	1/8/2004
LEFT BRAIN	Mexico	Registered	16	636668	1/8/2004	824516	3/9/2004	1/8/2014
LEFT BRAIN	Mexico	Registered	28	636667	1/8/2004	824515	3/9/2004	1/8/2014
RIGHT BRAIN	Mexico	Pending	09	636651	1/8/2004
RIGHT BRAIN	Mexico	Registered	16	636671	1/8/2004	824518	3/9/2004	1/8/2014
RIGHT BRAIN	Mexico	Registered	28	636670	1/8/2004	824517	3/9/2004	1/8/2014
RIGHT BRAIN LEFT BRAIN	Mexico	Pending	09	636666	1/8/2004
RIGHT BRAIN LEFT BRAIN	Mexico	Registered	16	636665	1/8/2004	824514	3/9/2004	1/8/2014
RIGHT BRAIN LEFT BRAIN	Mexico	Registered	28	636664	1/8/2004	824513	3/9/2004	1/8/2014
TALKING HANDS	Mexico	Registered	09	603159	5/29/2003	832957	5/26/2004	5/29/2013
BRAINY BABY	New Zealand	Published	16, 28	712739	5/21/2004
BRAINY BABY	New Zealand	Registered	09	665894	9/27/2002	665894	9/27/2002	9/27/2009
BRAINY KIDS	New Zealand	Pending	16	677954	4/28/2003
BRAINY KIDS	New Zealand	Pending	09	677953	4/28/2003
BRAINY KIDS	New Zealand	Pending	28	677955	4/28/2003
HAMMY	New Zealand	Registered	09, 16, 28, 41	707419	1/28/2004	707419	1/28/2004	1/28/2014
LEFT BRAIN	New Zealand	Registered	09, 16, 28	706049	12/17/2003	706049	12/17/2003	12/17/2013
RIGHT BRAIN	New Zealand	Registered	09, 16, 28	706078	12/18/2003	706078	6/24/2004	12/18/2013
RIGHT BRAIN LEFT BRAIN	New Zealand	Registered	09, 16, 28	706151	12/19/2003	706151	6/24/2004	12/19/2013
BEBE BRILLANTE	Peru	Registered	09	197329	12/2/2003	96648	4/27/2004	4/27/2014
BEBE BRILLANTE	Peru	Registered	16	197330	12/2/2003	96649	4/27/2004	4/27/2014
BEBE BRILLANTE	Peru	Registered	28	197331	12/2/2003	97641	6/7/2004	6/7/2014
BRAINY BABY	Peru	Registered	09	197335	12/2/2003	97549	6/3/2004	6/3/2014
BRAINY BABY	Peru	Registered	16	197336	12/2/2003	97777	6/11/2004	6/11/2014
BRAINY BABY	Peru	Registered	28	197337	12/2/2003	96652	4/28/2004	4/28/2014
BRILLIANT BABY	Peru	Published	28	197334	12/2/2003
BRILLIANT BABY	Peru	Registered	09	197332	12/2/2003	96650	4/27/2004	4/27/2014
BRILLIANT BABY	Peru	Registered	16	197333	12/2/2003	96651	4/27/2004	4/27/2014
BRAINY BABY One Liner Mark	Philippines	Pending	09	42002010385	12/4/2002
BRAINY BABY TWO LINER MARK	Philippines	Pending	09	42002010384	12/4/2002

BRAINY KIDS	Philippines	Pending	09, 16, 28	42003005832	7/1/2003
LEFT BRAIN	Philippines	Pending	09, 16, 28	4-2004-0004753	6/1/2004
RIGHT BRAIN	Philippines	Pending	09, 16, 28	4-2004-0004765	6/1/2004
BRAINY BABY	Singapore	Pending	09	T04/08708C	6/1/2004
BRAINY BABY	Singapore	Pending	16	T04/08709A	6/1/2004
BRAINY BABY	Singapore	Pending	28	T04/08710E	6/1/2004
BEBE BRILLANTE	South Africa	Pending	09	2003/20722	11/24/2003
BEBE BRILLANTE	South Africa	Pending	16	2003/20723	11/24/2003
BEBE BRILLANTE	South Africa	Pending	28	2003/20724	11/24/2003
BILINGUAL BABY	South Africa	Pending	09	200215061	9/30/2002
BRAINY BABY	South Africa	Pending	09	200215063	9/30/2002
BRAINY BABY	South Africa	Pending	16	2004108408	5/26/2004
BRAINY BABY	South Africa	Pending	28	2004108409	5/26/2004
BRAINY KIDS	South Africa	Pending	09	2004108504	5/27/2004
BRAINY KIDS	South Africa	Pending	16	2004108505	5/27/2004
BRAINY KIDS	South Africa	Pending	28	2004108506	5/27/2004
BRILLIANT BABY	South Africa	Pending	09	2003/2072527	11/24/2003
BRILLIANT BABY	South Africa	Pending	16	2003/20726	11/24/2003
BRILLIANT BABY	South Africa	Pending	28	2003/20727	11/24/2003
LEFT BRAIN	South Africa	Pending	09	2004108501	5/27/2004
LEFT BRAIN	South Africa	Pending	16	2004108502	5/27/2004
LEFT BRAIN	South Africa	Pending	28	2004108503	5/27/2004
RIGHT BRAIN	South Africa	Pending	09	2004108507	5/27/2004
RIGHT BRAIN	South Africa	Pending	16	2004108508	5/27/2004
RIGHT BRAIN	South Africa	Pending	28	2004108509	5/27/2004
BEBE BRILLANTE	Spain	Published	09, 16, 28	2568473	11/21/2003
BRAINY BABY	Spain	Published	09, 16, 28	2568474	11/21/2003
BRILLIANT BABY	Spain	Published	09, 16, 28	2568471	11/21/2003
LEFT BRAIN	Spain	Published	09, 16, 28	2572894	12/18/2003
RIGHT BRAIN	Spain	Published	09, 16, 28	2572895	12/18/2003
RIGHT BRAIN LEFT BRAIN	Spain	Published	09, 16, 28	25729403	12/18/2003
BRAINY BABY	Taiwan	Registered	09	091047597	11/13/2002	01060950	10/16/2003	10/16/2013
BRAINY KIDS	Taiwan	Registered	16	092042163	7/8/2003	01106484	6/16/2004	6/16/2014
BRAINY KIDS	Taiwan	Registered	28	092042164	7/8/2003	01096398	4/16/2004	4/16/2014
BRAINY KIDS	Taiwan	Registered	09	092042162	7/8/2003	01096397	4/16/2004	4/16/2014
BRAINY BABY	Turkey	Pending	09, 16, 28	2003/32076	11/24/2003
BRILLIANT BABY	Turkey	Pending	09, 16, 28	2003/31934	11/21/2003
LEFT BRAIN	United Kingdom	Pending	09, 16, 28	3256267	12/23/2003
RIGHT BRAIN	United Kingdom	Pending	09, 16, 42	2352433	12/23/2003
RIGHT BRAIN LEFT BRAIN	United Kingdom	Pending	09, 16, 28	2352234	12/23/2003
BEBE BRILLANTE	United States of America	Pending	16, 28	76/561130	11/20/2003
LEFT BRAIN	United States of America	Pending	09	76/561131	11/20/2003
LEFT BRAIN (INTENT TO USE)	United States of America	Pending	16, 24, 25, 28, 41	76/561146	11/20/2003
LEFT BRAIN-RIGHT BRAIN (Searched)	United States of America	Searched
RIGHT BRAIN (INTENT TO USE)	United States of America	Pending	16, 24, 25, 28, 41	76/561145	11/20/2003
RIGHT BRAIN (USE)	United States of America	Pending	09	76/561144	11/20/2003
RIGHT BRAIN LEFT BRAIN (INTENT TO USE)	United States of America	Pending	16, 24, 25, 28, 41	76/561143	11/20/2003
RIGHT BRAIN LEFT BRAIN (USE)	United States of America	Pending	09	76/561127	11/20/2003
BEBE BRILLANTE	Venezuela	Published	09	17319-2003	11/24/2003
BEBE BRILLANTE	Venezuela	Published	16	17320-2003	11/24/2003
BEBE BRILLANTE	Venezuela	Published	28	17321-2003	11/24/2003
BRAINY BABY	Venezuela	Registered	09	14847-2002	9/23/2002		2/13/2004	2/13/2014
BRILLIANT BABY	Venezuela	Published	09	17316-2003	11/24/2003
BRILLIANT BABY	Venezuela	Published	16	17317-2003	11/24/2003
BRILLIANT BABY	Venezuela	Published	28	17318-2003	11/24/2003

Trademark	Jurisdiction	Status	Class	App. No.	Filing Date	Reg. No.	Reg. Date	Renewal Date
BABY I.Q.	Japan	Pending	09, 16, 28	2003-108956	11/26/2003
BABY'S FIRST IMPRESSIONS	Australia	Registered	09	927660	9/19/2002	927660	7/18/2003	9/19/2012
BABY'S FIRST IMPRESSIONS	Canada	Pending	09, 28, 41	1126700	1/8/2002
BABY'S FIRST IMPRESSIONS	Chile	Pending	09	582575	9/26/2002
BABY'S FIRST IMPRESSIONS	China	Pending	09	3332874	10/11/2002
BABY'S FIRST IMPRESSIONS	European Community	Pending	09, 16, 28	2886786	10/10/2002
BABY'S FIRST IMPRESSIONS	India	Pending	09	1201231	5/26/2003
BABY'S FIRST IMPRESSIONS	Korea, Republic of	Pending	09, 16	2001-31954	7/20/2001
BABY'S FIRST IMPRESSIONS	New Zealand	Registered	09	665895/98	9/27/2002	665898	9/27/2002	9/27/2009
BABY'S FIRST IMPRESSIONS	South Africa	Pending	09	200215062	9/30/2002
BABY'S FIRST IMPRESSIONS	Taiwan	Registered	09	091047595	11/13/2002	0160948	10/16/2003	10/16/2013
BABY'S FIRST IMPRESSIONS	Venezuela	Published	09	14848-2002	9/23/2002
BABY'S FIRST IMPRESSIONS & Design	Mexico	Registered	09	550112	6/5/2002	768913	11/19/2002	6/5/2012
BABY'S FIRST IMPRESSIONS & Design	Philippines	Pending	09	42002010386	12/4/2002
BABY'S FIRST IMPRESSIONS (Abandoned)	Japan	Abandoned	09, 16	2002-072385	8/12/2002
BABY'S FIRST IMPRESSIONS (Stylized)	Japan	Pending	09, 16	2004-039226	4/13/2004
BEBE BRILLANTE	Argentina	Published	09	2.481.214	12/2/2003
BEBE BRILLANTE	Argentina	Published	28	2.481.216	12/2/2003
BEBE BRILLANTE	Argentina	Published	16	2.481.215	12/2/2003
BEBE BRILLANTE	Brazil	Published	09	826213847	1/16/2004
BEBE BRILLANTE	Brazil	Published	16	826213839	1/16/2004
BEBE BRILLANTE	Brazil	Published	28	826213820	1/16/2004
BEBE BRILLANTE	Canada	Pending	09, 16, 28	1200171	12/22/2003
BEBE BRILLANTE	Chile	Published	09	628975	11/21/2003
BEBE BRILLANTE	Chile	Published	16	628974	11/21/2003
BEBE BRILLANTE	Chile	Published	28	628973	11/21/2003
BEBE BRILLANTE	Colombia	Published	09	03.103.897	11/25/2003
BEBE BRILLANTE	Colombia	Published	16	03.103.899	11/25/2003
BEBE BRILLANTE	Colombia	Published	28	03.103.902	11/25/2003
BEBE BRILLANTE	Peru	Registered	09	197329	12/2/2003	96648	4/27/2004	4/27/2014
BEBE BRILLANTE	Peru	Registered	16	197330	12/2/2003	96649	4/27/2004	4/27/2014
BEBE BRILLANTE	Peru	Registered	28	197331	12/2/2003	97641	6/7/2004	6/7/2014
BEBE BRILLANTE	South Africa	Pending	09	2003/20722	11/24/2003
BEBE BRILLANTE	South Africa	Pending	16	2003/20723	11/24/2003
BEBE BRILLANTE	South Africa	Pending	28	2003/20724	11/24/2003
BEBE BRILLANTE	Spain	Published	09, 16, 28	2568473	11/21/2003
BEBE BRILLANTE	United States of America	Pending	16, 28	76/561130	11/20/2003
BEBE BRILLANTE	Venezuela	Published	09	17319-2003	11/24/2003
BEBE BRILLANTE	Venezuela	Published	16	17320-2003	11/24/2003
BEBE BRILLANTE	Venezuela	Published	28	17321-2003	11/24/2003
BILINGUAL BABY	Australia	Registered	09	927659	9/19/2002	927659	7/18/2003	9/19/2012
BILINGUAL BABY	Canada	Published	09, 28, 41	1126699	1/8/2002
BILINGUAL BABY	Chile	Published	09	582576	9/26/2002
BILINGUAL BABY	China	Pending	09	3332873	10/11/2002
BILINGUAL BABY	European Community	Pending	09, 16, 28	2886844	10/10/2003
BILINGUAL BABY	India	Pending	09	1201237	5/26/2003
BILINGUAL BABY	Korea, Republic of	Registered	09	2002-52430	11/14/2002	574648	2/16/2004	2/16/2014
BILINGUAL BABY	Mexico	Pending	09	660173	6/7/2004
BILINGUAL BABY	Mexico	Registered	16	660174	6/7/2004	841868	7/15/2004	6/7/2014
BILINGUAL BABY	Mexico	Registered	28	660175	6/7/2004	841869	7/15/2004	6/7/2014
BILINGUAL BABY	New Zealand	Registered	09	665895	9/27/2002	665895	9/27/2002	9/27/2009
BILINGUAL BABY	South Africa	Pending	09	200215061	9/30/2002
BILINGUAL BABY	Taiwan	Registered	09	091047596	11/13/2002	01060949	10/16/2003	10/16/2013
BILINGUAL BABY	Venezuela	Registered	09	14849-2002	9/23/2002		2/13/2004	2/13/2014
BILINGUAL BABY & Design	Philippines	Pending	09	4-2002-010387	12/4/2002
BILINGUAL BABY (Abandoned)	Japan	Abandoned	09, 16	2002-072386	8/12/2002
BILINGUAL BABY (Stylized)	Japan	Pending	09, 16	2004-039227	4/13/2004

BRAINY BABY	Argentina	Published	09	2481217	12/2/2003
BRAINY BABY	Argentina	Published	16	2481218	12/2/2003
BRAINY BABY	Argentina	Published	28	2481219	12/2/2003
BRAINY BABY	Australia	Published	16, 28	1003566	5/25/2004
BRAINY BABY	Australia	Registered	09	927697	9/19/2002	927697	7/18/2003	9/19/2012
BRAINY BABY	Brazil	Published	09	826213804	1/16/2004
BRAINY BABY	Brazil	Published	16	826213812	1/16/2004
BRAINY BABY	Brazil	Published	28	826213790	1/16/2004
BRAINY BABY	Canada	Published	16, 28, 41	1128522	1/23/2002
BRAINY BABY	Canada	Published	09	1217877	5/25/2004
BRAINY BABY	Chile	Registered	09	582574	9/26/2002	667072	6/11/2003	6/11/2013
BRAINY BABY	China	Filed	16		7/27/2004
BRAINY BABY	China	Filed	28		7/27/2004
BRAINY BABY	China	Published	09	3347416	10/25/2002
BRAINY BABY	Colombia	Pending	09	03.103.903	11/25/2003
BRAINY BABY	Colombia	Pending	16	03.103.905	11/25/2003
BRAINY BABY	Colombia	Published	28	03.103.906	11/25/2003
BRAINY BABY	European Community	Pending	09, 16, 25, 28, 41	003833399	5/25/2004
BRAINY BABY	Hong Kong	Pending	09, 16, 28	300219627	5/21/2004
BRAINY BABY	India	Pending	16	1201235	5/26/2003
BRAINY BABY	India	Pending	09	1201234	5/26/2003
BRAINY BABY	India	Pending	28	1201236	5/26/2003
BRAINY BABY	Japan	Registered	09, 16, 28	2002-080219	9/4/2002	4742014	1/23/2004	1/23/2014
BRAINY BABY	Jordan	Filed	09		8/24/2004
BRAINY BABY	Jordan	Filed	16		8/24/2004
BRAINY BABY	Jordan	Filed	28		8/24/2004
BRAINY BABY	Korea, Republic of	Pending	25, 28, 41	2003-02907	8/7/2003
BRAINY BABY	Malaysia	Pending	09	2004/07267	5/28/2004
BRAINY BABY	Malaysia	Pending	16	2004/07268	5/28/2004
BRAINY BABY	Malaysia	Pending	28	2004/07352	5/31/2004
BRAINY BABY	Mexico	Pending	28	658162	5/26/2004
BRAINY BABY	Mexico	Registered	09	658160	5/26/2004	840313	6/25/2004	5/26/2014
BRAINY BABY	Mexico	Registered	16	658161	5/26/2004	840314	6/25/2004	5/26/2014
BRAINY BABY	New Zealand	Published	16, 28	712739	5/21/2004
BRAINY BABY	New Zealand	Registered	09	665894	9/27/2002	665894	9/27/2002	9/27/2009
BRAINY BABY	Peru	Registered	09	197335	12/2/2003	97549	6/3/2004	6/3/2014
BRAINY BABY	Peru	Registered	16	197336	12/2/2003	97777	6/11/2004	6/11/2014
BRAINY BABY	Peru	Registered	28	197337	12/2/2003	96652	4/28/2004	4/28/2014
BRAINY BABY	Singapore	Pending	09	T04/08708C	6/1/2004
BRAINY BABY	Singapore	Pending	16	T04/08709A	6/1/2004
BRAINY BABY	Singapore	Pending	28	T04/08710E	6/1/2004
BRAINY BABY	South Africa	Pending	09	200215063	9/30/2002
BRAINY BABY	South Africa	Pending	16	2004108408	5/26/2004
BRAINY BABY	South Africa	Pending	28	2004108409	5/26/2004
BRAINY BABY	Spain	Published	09, 16, 28	2568474	11/21/2003
BRAINY BABY	Taiwan	Registered	09	091047597	11/13/2002	01060950	10/16/2003	10/16/2013
BRAINY BABY	Turkey	Pending	09, 16, 28	2003/32076	11/24/2003
BRAINY BABY	Venezuela	Registered	09	14847-2002	9/23/2002		2/13/2004	2/13/2014
BRAINY BABY & Design	European Community	Registered	09, 16, 28	2905081	10/23/2002	2905081	3/29/2004	10/23/2012
BRAINY BABY & Design	Mexico	Registered	09	550019	6/5/2002	776964	1/31/2003	6/5/2012
BRAINY BABY (Abandoned)	Korea, Republic of	Abandoned	09, 16, 25, 28, 41	2001-2299	6/27/2001
BRAINY BABY One Liner Mark	Philippines	Pending	09	42002010385	12/4/2002
BRAINY BABY TWO LINER MARK	Philippines	Pending	09	42002010384	12/4/2002
BRAINY KIDS	Argentina	Published	09	2517447	5/28/2004
BRAINY KIDS	Argentina	Published	16	2517448	5/28/2004
BRAINY KIDS	Argentina	Published	28	2517449	5/28/2004
BRAINY KIDS	Australia	Registered	09, 16, 28	952107	4/30/2003	952107	2/11/2004	4/30/2013
BRAINY KIDS	Brazil	Published	09	826699278	7/16/2004
BRAINY KIDS	Brazil	Published	16	826699286	7/16/2004
BRAINY KIDS	Brazil	Published	28	826699294	7/16/2004
BRAINY KIDS	Canada	Pending	09, 16, 25, 28, 41	1177956	5/14/2003
BRAINY KIDS	China	Pending	28	3607636	6/26/2003
BRAINY KIDS	China	Pending	09	3608551	6/26/2003
BRAINY KIDS	China	Pending	16	3608540	6/26/2003
BRAINY KIDS	European Community	Published	09, 16, 28	3167012	4/30/2003
BRAINY KIDS	India	Pending	16	1201232	5/26/2003
BRAINY KIDS	India	Pending	09	1201238	5/26/2003
BRAINY KIDS	India	Pending	28	1201233	5/26/2003
BRAINY KIDS	Japan	Registered	09, 16, 28	2003-040345	5/1/2003	4725507	11/14/2003	11/14/2013
BRAINY KIDS	Jordan	Filed	09		8/24/2004
BRAINY KIDS	Jordan	Filed	16		8/24/2004
BRAINY KIDS	Jordan	Filed	28		8/24/2004
BRAINY KIDS	Mexico	Registered	28	599296	5/2/2003	804529	8/15/2003	5/2/2013
BRAINY KIDS	Mexico	Registered	16	599295	5/2/2003	804528	8/15/2003	5/2/2013
BRAINY KIDS	Mexico	Registered	09	599294	5/2/2003	818898	1/26/2004	5/2/2013
BRAINY KIDS	New Zealand	Pending	16	677954	4/28/2003
BRAINY KIDS	New Zealand	Pending	09	677953	4/28/2003
BRAINY KIDS	New Zealand	Pending	28	677955	4/28/2003
BRAINY KIDS	Philippines	Pending	09, 16, 28	42003005832	7/1/2003
BRAINY KIDS	South Africa	Pending	09	2004108504	5/27/2004
BRAINY KIDS	South Africa	Pending	16	2004108505	5/27/2004
BRAINY KIDS	South Africa	Pending	28	2004108506	5/27/2004
BRAINY KIDS	Taiwan	Registered	16	092042163	7/8/2003	01106484	6/16/2004	6/16/2014
BRAINY KIDS	Taiwan	Registered	28	092042164	7/8/2003	01096398	4/16/2004	4/16/2014
BRAINY KIDS	Taiwan	Registered	09	092042162	7/8/2003	01096397	4/16/2004	4/16/2014
BRAINY KIDS (Abandoned)	Korea, Republic of	Pending	09, 16, 28	2003-24264	5/29/2003
BRILLIANT BABY	Argentina	Published	16	2.481.212	12/2/2003

BRILLIANT BABY	Argentina	Published	28	2.481.213		12/2/2003
BRILLIANT BABY	Argentina	Published	09	2.481.211		12/2/2003
BRILLIANT BABY	Australia	Registered	41	979079		11/19/2003	979079	9/6/2004	11/19/2013
BRILLIANT BABY	Brazil	Published	09	826213871		1/16/2004
BRILLIANT BABY	Brazil	Published	16	826213863		1/16/2004
BRILLIANT BABY	Brazil	Published	28	826213855		1/16/2004
BRILLIANT BABY	Canada	Pending	09, 16, 28	1201809		12/18/2003
BRILLIANT BABY	Chile	Published	09	628978		11/21/2003
BRILLIANT BABY	Chile	Published	16	628976		11/21/2003
BRILLIANT BABY	Chile	Published	28	628977		11/21/2003
BRILLIANT BABY	Colombia	Pending	28	03.103.896		11/25/2003
BRILLIANT BABY	Colombia	Published	09	03.103.894		11/25/2003
BRILLIANT BABY	Colombia	Published	16	03.103.895		11/25/2003
BRILLIANT BABY	European Community	Published	41	003560778		12/24/2003
BRILLIANT BABY	Mexico	Pending	41	630843		11/25/2003
BRILLIANT BABY	Peru	Published	28	197334		12/2/2003
BRILLIANT BABY	Peru	Registered	09	197332		12/2/2003	96650	4/27/2004	4/27/2014
BRILLIANT BABY	Peru	Registered	16	197333		12/2/2003	96651	4/27/2004	4/27/2014
BRILLIANT BABY	South Africa	Pending	09	2003/2072527		11/24/2003
BRILLIANT BABY	South Africa	Pending	16	2003/20726		11/24/2003
BRILLIANT BABY	South Africa	Pending	28	2003/20727		11/24/2003
BRILLIANT BABY	Spain	Published	09, 16, 28	2568471	X	11/21/2003
BRILLIANT BABY	Turkey	Pending	09, 16, 28	2003/31934		11/21/2003
BRILLIANT BABY	Venezuela	Published	09	17316-2003		11/24/2003
BRILLIANT BABY	Venezuela	Published	16	17317-2003		11/24/2003
BRILLIANT BABY	Venezuela	Published	28	17318-2003		11/24/2003
HAMMY	Australia	Pending	09, 16, 28, 41	992584		3/9/2004
HAMMY	Canada	Pending	09, 16, 28, 41	1204481		1/28/2004
HAMMY	European Community	Published	09, 16, 28, 41	003611225		1/27/2004
HAMMY	Japan	Pending	09, 16, 28, 41	2004-013319		2/3/2004
HAMMY	Korea, Republic of	Pending	09, 16, 28, 41	45-2004-00816		3/9/2004
HAMMY	Mexico	Pending	09, 16, 28, 41	640077		2/2/2004
HAMMY	Mexico	Pending	16	640079		2/2/2004
HAMMY	Mexico	Registered	28	640080		2/2/2004	825288	3/17/2004	2/2/2014
HAMMY	Mexico	Registered	41	640081		2/2/2004	825289	3/17/2004	2/2/2014
HAMMY	New Zealand	Registered	09, 16, 28, 41	707419		1/28/2004	707419	1/28/2004	1/28/2014
JINGLE BELL BABY	Canada	Published	09, 28, 41	1126697		1/8/2002
JINGLE BELL BABY	Mexico	Registered	09	603158		5/29/2003	828394	4/6/2004	5/29/2013
LEFT BRAIN	Australia	Pending	09, 16, 28	987897		2/9/2004
LEFT BRAIN	Canada	Pending	09, 16, 28	1200170		12/22/2003
LEFT BRAIN	European Community	Pending	09, 16, 28	003560406		12/23/2003
LEFT BRAIN	France	Registered	09, 16, 28	033264784		12/24/2003	033264784	5/28/2004	12/24/2013
LEFT BRAIN	Germany	Registered	09, 16, 28	303667346/09		12/17/2003	303 66 734	3/15/2004	12/17/2013
LEFT BRAIN	Japan	Pending	09, 16, 28	2004-054017		5/31/2004
LEFT BRAIN	Korea, Republic of	Pending	09, 16, 28	40-2004-23995		5/28/2004
LEFT BRAIN	Mexico	Pending	09	636669		1/8/2004
LEFT BRAIN	Mexico	Registered	16	636668		1/8/2004	824516	3/9/2004	1/8/2014
LEFT BRAIN	Mexico	Registered	28	636667		1/8/2004	824515	3/9/2004	1/8/2014
LEFT BRAIN	New Zealand	Registered	09, 16, 28	706049		12/17/2003	706049	12/17/2003	12/17/2013
LEFT BRAIN	Philippines	Pending	09, 16, 28	4-2004-0004753		6/1/2004
LEFT BRAIN	South Africa	Pending	09	2004108501		5/27/2004
LEFT BRAIN	South Africa	Pending	16	2004108502		5/27/2004
LEFT BRAIN	South Africa	Pending	28	2004108503		5/27/2004
LEFT BRAIN	Spain	Published	09, 16, 28	2572894		12/18/2003
LEFT BRAIN	United Kingdom	Pending	09, 16, 28	3256267		12/23/2003
LEFT BRAIN	United States of America	Pending	09	76/561131		11/20/2003
LEFT BRAIN (INTENT TO USE)	United States of America	Pending	16, 24, 25, 28, 41	76/561146		11/20/2003
LEFT BRAIN-RIGHT BRAIN (Searched)	United States of America	Searched
RIGHT BRAIN	Australia	Pending	09, 16, 28	987898		2/9/2004
RIGHT BRAIN	Canada	Pending	09, 16, 28	1200169		12/22/2003
RIGHT BRAIN	European Community	Pending	09, 16, 28	003560431		12/23/2003
RIGHT BRAIN	France	Registered	09, 16, 28	033264787		12/24/2003	033264787	5/28/2004	12/24/2013
RIGHT BRAIN	Germany	Registered	09, 16, 28	303667338/09		12/17/2003	303 66 733	3/15/2004	12/17/2013
RIGHT BRAIN	Japan	Pending	09, 16, 28	2004-054018		5/31/2004
RIGHT BRAIN	Korea, Republic of	Pending	09, 16, 28	40-2004-23996		5/28/2004
RIGHT BRAIN	Mexico	Pending	09	636651		1/8/2004
RIGHT BRAIN	Mexico	Registered	16	636671		1/8/2004	824518	3/9/2004	1/8/2014
RIGHT BRAIN	Mexico	Registered	28	636670		1/8/2004	824517	3/9/2004	1/8/2014
RIGHT BRAIN	New Zealand	Registered	09, 16, 28	706078		12/18/2003	706078	6/24/2004	12/18/2013
RIGHT BRAIN	Philippines	Pending	09, 16, 28	4-2004-0004765		6/1/2004
RIGHT BRAIN	South Africa	Pending	09	2004108507		5/27/2004
RIGHT BRAIN	South Africa	Pending	16	2004108508		5/27/2004
RIGHT BRAIN	South Africa	Pending	28	2004108509		5/27/2004
RIGHT BRAIN	Spain	Published	09, 16, 28	2572895		12/18/2003
RIGHT BRAIN	United Kingdom	Pending	09, 16, 42	2352433		12/23/2003
RIGHT BRAIN (INTENT TO USE)	United States of America	Pending	16, 24, 25, 28, 41	76/561145		11/20/2003
RIGHT BRAIN (USE)	United States of America	Pending	09	76/561144		11/20/2003
RIGHT BRAIN LEFT BRAIN	Australia	Pending	09, 16, 28	987899		2/9/2004
RIGHT BRAIN LEFT BRAIN	Canada	Pending	09, 16, 28	1200168		12/22/2003
RIGHT BRAIN LEFT BRAIN	European Community	Pending	09, 16, 28	3560448		12/23/2003
RIGHT BRAIN LEFT BRAIN	France	Published	09, 16, 28	043303612		7/16/2004
RIGHT BRAIN LEFT BRAIN	Germany	Registered	09, 16, 28	303668180/09		12/18/2003	30366818	2/13/2004	12/18/2013
RIGHT BRAIN LEFT BRAIN	Mexico	Pending	09	636666		1/8/2004
RIGHT BRAIN LEFT BRAIN	Mexico	Registered	16	636665		1/8/2004	824514	3/9/2004	1/8/2014
RIGHT BRAIN LEFT BRAIN	Mexico	Registered	28	636664		1/8/2004	824513	3/9/2004	1/8/2014
RIGHT BRAIN LEFT BRAIN	New Zealand	Registered	09, 16, 28	706151		12/19/2003	706151	6/24/2004	12/19/2013
RIGHT BRAIN LEFT BRAIN	Spain	Published	09, 16, 28	25729403		12/18/2003
RIGHT BRAIN LEFT BRAIN	United Kingdom	Pending	09, 16, 28	2352234		12/23/2003
RIGHT BRAIN LEFT BRAIN (INTENT TO USE)	United States of America	Pending	16, 24, 25, 28, 41	76/561143		11/20/2003
RIGHT BRAIN LEFT BRAIN (USE)	United States of America	Pending	09	76/561127		11/20/2003
SMALL FRY PRODUCTIONS & Design	Canada	Registered	09, 41	1126706		1/8/2002	TMA614678	7/12/2004	7/12/2019
TALKING HANDS	Canada	Published	09, 28, 41	1126707		1/8/2002
TALKING HANDS	Mexico	Registered	09	603159		5/29/2003	832957	5/26/2004	5/29/2013